                                    SUBLEASE


This Sublease is by and between BION DIAGNOSTIC SCIENCES, INC. ("Sublandlord") AND EPOCH PHARMACEUTICALS, INC. ("Subtenant"). Sublandlord, as Tenant, entered into a lease with ZETRON, INC., a Washington Corporation as Landlord, dated the 15th of July,1998, leasing certain space on the main floor, 12277 134th Court N.E., Redmond, WA 98052 ("Building"), to which lease reference is hereby made as if the same were herein set forth at length, which lease is hereinafter referred to as the "Prime Lease".

     WHEREAS, the parties hereto have agreed that Sublandlord shall sublet approximately 13,000 net rentable square feet of such space to Subtenant.

     NOW, THEREFORE, in consideration of the mutual promises contained herein and all other good and valuable consideration, the parties hereto agree as follows:

     1. Premises. Sublandlord hereby subleases to Subtenant approximately 13,000 net rentable square feet on the main floor of the Building - Suite 100 (the "Premises") as shown on Exhibit A attached hereto and made part of this sublease.

     2. Term. Sublandlord shall sublease the Premises for a term (the "Sublease Term") commencing on October 1, 1998 and expiring on October 31, 1999, unless sooner terminated in accordance with this Sublease.

     3. Minimum Rent. Subtenant shall pay to Sublandlord as minimum rent for the Premises in equal monthly installments of fourteen thousand three hundred and No/100 Dollars ($14,300.00), in advance, on the first day of each month of the term hereof. Minimum rent for any period during the term hereof which is for less than one (1) month shall be a pro-rata portion of the monthly installment amount, plus any Additional Rent provided in Paragraph 7 of this Sublease. Minimum rent and Additional Rent provided hereunder shall be payable without notice or demand and without deduction, offset, or abatement, in lawful money of the United States of America to Sublandlord at the address stated in Paragraph 14 of this Sublease or to such other persons or at such other places as Sublandlord may designate in writing.

     4. Utilities and Services. Subtenant shall be responsible for and shall promptly pay when due the pro-rata share of charges for telephone and other utilities, which are separately metered, to the Premises. In no event shall the Sublandlord be liable for the interruption of the supply of any utilities to the Premises.

     5. Use. The Premises shall be used for general office and biomedical laboratory purposes and for no other purpose.

     6. Assignment. Subtenant shall not assign this Sublease nor sublet the Premises in whole or in part; and shall not permit Subtenant's interest in this Sublease to be vested in any third party by operation of law or otherwise, without written consent from Sublandlord which shall not be unreasonably withheld.

     7. Additional Rent. Subtenant shall be responsible for and shall promptly pay when due the pro-rata share of Operating Costs and Real Property Taxes as defined in Section 18 of the Master Lease. Additional Rent shall include pass-through for increases in Operating Expenses and Real Estate Taxes.

Sublease Agreement
Page 2


     8. Prime Lease. This Sublease is subject and subordinate to the Prime Lease. Except as may be inconsistent with the terms hereof, all the terms, covenants and conditions in the Prime Lease contained shall be applicable to this Sublease with the same force and effect as if Sublandlord were the landlord under the Prime Lease and Subtenant were the tenant thereunder; and in case of any breach hereof by Subtenant, Sublandlord shall have all the rights against Subtenant as would be available to the landlord against the tenant under the Prime Lease if such breach were by the tenant thereunder. A copy of the Prime Lease is marked Exhibit B and attached hereto and made a part of this Sublease.

     9. Limitation. Notwithstanding anything herein contained, the only services or rights to which Subtenant is entitled hereunder are those to which Sublandlord is entitled under the Prime Lease and for all such services and rights Subtenant will look to the landlord under the Prime Lease.

     10. Indemnification. Subtenant shall neither do nor permit anything to be done which would cause the Prime Lease to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in the Sublandlord under the Prime Lease, and Subtenant shall indemnify and hold Sublandlord harmless from and against all claims of any kind whatsoever by reason of any breach or default on the part of Subtenant by reason of which the Prime Lease may be terminated or forfeited.

     11. Security Deposit. Subtenant shall, upon its execution and delivery of this Sublease to the Sublandlord, deposit with Sublandlord the sum of twenty one thousand four hundred fifty dollars ($21,450.00) as a Security Deposit for the faithful performance and observance by Subtenant of all the terms, provisions and conditions of this Sublease.

     12. Tenant Improvements. Subtenant agrees to accept the Premises in "as-is" condition. Provided that Subtenant restores the premises to the original condition, Sublandlord agrees that Subtenant may install two (2) fume hoods in the laboratory portion of the premises. Subtenant to be responsible for any damage caused by installation, operation and removal of said fume hoods.

     13. Representation. Subtenant represents that it has read and is familiar with the terms of the Prime Lease and agrees to be bound by all of the terms and conditions contained therein.

     14. Entire Agreement. All prior understandings and agreements between the parties are merged within this Sublease, which alone fully and completely sets forth the understanding of the parties; and this Sublease may not be changed or terminated orally or in any manner other than by an agreement in writing and signed by the party against whom enforcement of the charge or termination is sought.

     15. Prepaid Rent. Subtenant upon execution and delivery of this Sublease shall prepay the first two-(2) months of rent.

     16. Furniture. Subtenant shall pay in addition to Minimum Rent and Additional Rent one thousand five hundred and No/100 Dollars ($1500.00) in advance on the first day of each month for the use of furniture in the Premises.

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Sublease Agreement
Page 3


     17. Notices. Any notice or demand which either party may or must give to the other hereunder shall be in writing and delivered personally or sent by registered mail addressed, if to Sublandlord, as follows:

                  Mr. Paul Hulker
                  BDS, Inc.
                  12277 134th Court N.E. - Suite 101
                  Redmond, Wa  98052

and if to Subtenant, as follows:

                  Ms. Cathy Elkey
                  Epoch Pharmaceuticals
                  12277 134th Court N.E. - Suite 100
                  Redmond, Wa  98052

Either party may, by notice in writing, direct the future notices or demands be sent to a different address.

         18. Successors and Assigns. The covenants and agreements herein contained shall bind and inure to the benefit of the Sublandlord, the Subtenant, and their respective executors, administrators, successors and assigns.

         19. Exhibits and Attachments which are a part of this Sublease.

              Exhibit A         Floor plan showing the Premises
              Exhibit B         Copy of Prime Lease

DATED THIS 25TH DAY OF SEPTEMBER, 1998.

SUBLANDLORD:

         By:   /s/Paul Hulker
               -------------------------
           Its:   General Manager
               -------------------------

SUBTENANT:

         By:  /s/ Rich B. Meyer
               -------------------------
           Its:   V.P. of R&D
               -------------------------

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Sublease Agreement
Page 4


                           SUBLANDLORD ACKNOWLEDGMENT

STATE OF WASHINGTON        )
                           )  ss.
COUNTY OF KING             )

THIS IS TO CERTIFY that on this 29th day of September____, 1998, before me, the undersigned, a notary public in and for the state of Washington, duly commissioned and sworn, personally appeared Paul Hulker, to me known to be the General Manager of BDS, Inc., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that she were authorized to execute said instrument.

     WITNESS my hand and official seal the day and year in this certificate first above written.

                           Signature /s/ Teresa L. Lowe
                                     -------------------------------------------
                           Printed Name Teresa L. Lowe
                                        ----------------------------------------
                           Notary public in and for the State of Washington residing at Snohomish County
                                       -----------------------------------------
                           My appointment expires 10/9/99
                                                  ------------------------------

                            SUBTENANT ACKNOWLEDGMENT

STATE OF WASHINGTON        )
                           )  ss.
COUNTYOF KING              )

     THIS IS TO CERTIFY that on this 25th day of September, 1998, before me, the undersigned, a notary public in and for the state of Washington, duly commissioned and sworn, personally appeared to me known to be the Vice President of R&D, of Epoch Pharmaceuticals the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of corporation for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

     WITNESS my hand and official seal the day and year in this certificate first above written.

                           Signature /s/ Teresa L. Lowe
                                     -------------------------------------------
                           Printed Name Teresa L. Lowe
                                        ----------------------------------------
                           Notary public in and for the State of Washington residing at Snohomish County
                                       -----------------------------------------
                           My appointment expires 10/9/99
                                                  ------------------------------

Sublease Agreement
Page 5


                            BION DIAGNOSTICS BUILDING

            SUBLEASE BETWEEN BION DIAGNOSTIC SCIENCES, INC. (TENANT)
                                       AND
                     EPOCH PHARMACEUTICALS, INC. (SUBTENANT)


                                CONSENT BY LESSOR

        The undersigned, the Prime Landlord, joins in the execution of this Sublease solely to evidence its consent to the subletting of the Premises described herein, as such consent is required pursuant to the Prime Lease. However, by this consent Prime Landlord does not approve or disapprove this Sublease, and neither the execution of this Sublease nor anything done pursuant to the provisions thereof shall be deemed or construed to modify the Prime Lease. It is understood that Bion Diagnostic Sciences, Inc. remains liable for its obligations under the Lease. This consent shall not be deemed to increase the obligations or liabilities of the Prime Landlord, or to reduce the Prime Landlord's rights and remedies under the Prime Lease. This consent shall not be deemed a consent to any other or further subletting.


LANDLORD:         Zetron, Inc.
                  a Washington Corporation

         By:      /s/ Daniel R. Garretson
                  ----------------------------
         Its          Vice President
                  ----------------------------

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Sublease Agreement
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                             LANDLORD ACKNOWLEDGMENT

STATE OF WASHINGTON        )
                           )  ss.
COUNTY OF KING             )

     THIS IS TO CERTIFY that on this 30th day of September, 1998, before me, the undersigned, a notary public in and for the state of Washington, duly commissioned and sworn, personally appeared Daniel R. Garretson to me known to be the V.P. of Zetron, Inc, a corporation, to be known to be the Washington Corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and partnerships for the uses and purposes therein mentioned, and on oath stated that said individual was authorized to execute said instrument.

     WITNESS my hand and official seal this 30th day of September, 1998.

                           Signature /s/ Brent T. Dippie
                                     -------------------------------------------
                           Printed Name Brent T. Dippie
                                        ----------------------------------------
                           Notary public in and for the State of Washington, residing at Kirkland, WA
                                       -----------------------------------------
                           My appointment expires 1/29/00
                                                  ------------------------------

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Sublease Agreement
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                                    EXHIBIT A

                      Floor Plan showing Sublease Premises

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Sublease Agreement
Page 8


                                    EXHIBIT B

                               Copy of Prime Lease